UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period:  December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                INVESTMENT GRADE
                                   BOND FUND
--------------------------------------------------------------------------------

               CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2003

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]                          [PHOTO OMITTED]

DAVID A. TORCHIA                         GERALD J. CULMONE

PORTFOLIO MANAGER                        PORTFOLIO MANAGER

--------------------------------------------------------------------------------
DAVID A. TORCHIA
--------------------------------------------------------------------------------

David A. Tochia has more than 18 years of securities business experience. Mr. Tochia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

--------------------------------------------------------------------------------
GERALD J. CULMONE
--------------------------------------------------------------------------------

Gerald J. Culmone has more than 15 years of securities business experience. Mr. Culmone holds a BS in Finance from Rider University.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks a high level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in "investment-grade" fixed-income securities.

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FUND FACTS
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FUND INCEPTION
--------------------------------------------------------------------------------
January 4, 1982


[LOGO] Classic Series

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Annual Report o December 31, 2003

SMITH BARNEY INVESTMENT
GRADE BOND FUND

What's Inside

Letter from the Chairman ..................................................    1
Manager Overview ..........................................................    2
Fund Performance ..........................................................    4
Historical Performance ....................................................    5
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   13
Statements of Changes in Net Assets .......................................   14
Notes to Financial Statements .............................................   15
Financial Highlights ......................................................   20
Independent Auditors' Report ..............................................   22
Additional Information ....................................................   23
Tax Information ...........................................................   26

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Early this past summer bonds generally surrendered some of the gains they had generated previously in 2003 due in part to signs of a sharp pick-up in the pace of second-quarter economic growth. Despite subsequent reports of robust third-quarter economic growth, comments from the Fed suggested to many investors that it was likely to leave its interest rate targets at low levels for the foreseeable future. As of the period's close, higher-rated corporate bonds generally outperformed U.S. Treasury bonds with comparable maturities.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2004


       1   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
                                MANAGER OVERVIEW
================================================================================

Performance Review

For the 12 months ended December 31, 2003, Class A shares of the Smith Barney Investment Grade Bond Fund, excluding sales charges, returned 5.22%. The fund's Class A shares outperformed the fund's Lipper corporate debt funds A-rated category average, which was 5.03% for the same period.(1) However, these shares underperformed the fund's unmanaged benchmarks, the Lehman Brothers Long Term Credit Bond Index(i) and Citigroup Credit Index 10+,(ii) which returned 10.81% and 10.83%, respectively, for the same period. Over the period, corporate bonds generally outperformed U.S. Treasuries with comparable maturities. We believe the fund underperformed its unmanaged performance benchmarks, which are based exclusively on the performance of corporate bonds, because during the reporting period the fund held fixed-income instruments other than corporate bonds, including U.S. government securities, to help preserve capital.

Market Overview

When the period began, we believe concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered an investor flight to quality and led to increased demand for investment-grade fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities appreciated over the first five months of 2003.

The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggested to many that gross domestic product ("GDP")(iii) growth was stronger than expected, sparking concerns that inflation could pick up. This led many investors to question whether the Fed's rate-cutting cycle had run its course, which resulted in rising bond yields and a sharp decline in prices over the summer.

--------------------------------------------------------------------------------

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                           (excluding sales charges)

--------------------------------------------------------------------------------
                                                 6 Months        12 Months
--------------------------------------------------------------------------------
Class A Shares                                    -1.72%           5.22%
--------------------------------------------------------------------------------
Lehman Brothers Long Term
Credit Bond Index                                  0.05%          10.81%
--------------------------------------------------------------------------------
Citigroup Credit Index 10+                         0.01%          10.83%
--------------------------------------------------------------------------------
Lipper Corporate Debt Funds
A-Rated Category Average                           0.20%           5.03%
--------------------------------------------------------------------------------

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

Class A shares returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions.

Excluding sales charges, Class B shares returned -1.97%, Class L shares returned -1.87% and Class Y shares returned -1.46% for the six months ended December 31, 2003. Excluding sales charges, Class B shares returned 4.65%, Class L shares returned 4.80% and Class Y shares returned 5.62% for the 12 months ended December 31, 2003.

All index performance reflects no deductions for fees, expenses or taxes. The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds. The Citigroup Credit Index 10+ is a broad-based unmanaged index of investment-grade corporate bonds with maturities of 10 years or more that is compiled by an affiliate of the fund's manager.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 206 funds for the six-month period and among the 200 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

--------------------------------------------------------------------------------

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 200 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


       2   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

The decline was exacerbated due to selling from certain investors who held mortgage-backed securities in their portfolios. Although Treasury notes and bonds fluctuated significantly in July, the prices of shorter-term U.S. Treasuries issues held up considerably better that month.

Prices of Treasuries bounced back to some extent in September. Concerns about rising interest rates resurfaced after the Commerce Department released preliminary third-quarter data stating that the economy grew at its fastest pace in almost 20 years. However, selling in the Treasury markets was more contained than it was in July as we believe some of this economic growth was attributable to one-time factors, such as the tax cuts and the end of major combat in Iraq, and many analysts and investors felt that the Fed appeared to be in a holding pattern.

According to estimates that were revised higher by the U.S. government later in the quarter, real GDP increased 8.2% over the third quarter.(iv) Over the 12 months, corporate bonds (as well as mortgage-backed securities to a lesser extent) generally outperformed U.S. Treasuries with similar maturities.

Portfolio Allocation Approach

Given our recent view of the economic environment, as of the period's close, we maintained an overall shorter duration versus the benchmark index, as our goal in this environment is to structure the portfolio focusing on sector allocation and security selection while monitoring the movement in interest rates. We continued to allocate investment capital primarily between corporate and mortgage-backed fixed-income securities, as well as U.S. Treasuries, while maintaining the ability to add exposure to other sectors when opportunities arise.

Thank you for your investment in the Smith Barney Investment Grade Bond Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ Gerald J. Culmone                  /s/ David A. Torchia


Gerald J. Culmone                      David A. Torchia
Vice President and                     Vice President and
Investment Officer                     Investment Officer

January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to pages 6 through 10 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

(i) The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds. Please note that an investor cannot directly invest in an index.
(ii) The Citigroup Credit Index 10+ is a broad-based unmanaged index of investment-grade corporate bonds with maturities of 10 years or more that is compiled by an affiliate of the fund's manager. Please note than an investor cannot directly invest in an index.
(iii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(iv)  Source: Bureau of Economic Analysis.


       3   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                              Without Sales Charges(1)
                                   ---------------------------------------------
                                   Class A    Class B      Class L      Class Y
================================================================================
Twelve Months Ended 12/31/03        5.22%       4.65%       4.80%        5.62%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03           5.61        5.09        5.16         5.99
--------------------------------------------------------------------------------
Ten Years Ended 12/31/03            7.40        6.87        6.93          N/A
--------------------------------------------------------------------------------
Inception* through 12/31/03         8.56       10.34        7.34         7.14
================================================================================

                                                With Sales Charges(2)
                                   ---------------------------------------------
                                   Class A    Class B      Class L      Class Y
================================================================================
Twelve Months Ended 12/31/03        0.46%       0.15%       2.75%        5.62%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03           4.64        4.93        4.95         5.99
--------------------------------------------------------------------------------
Ten Years Ended 12/31/03            6.91        6.87        6.82          N/A
--------------------------------------------------------------------------------
Inception* through 12/31/03         8.11       10.34        7.24         7.14
================================================================================

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                Without Sales Charges(1)
================================================================================
Class A (12/31/93 through 12/31/03)                     104.24%
--------------------------------------------------------------------------------
Class B (12/31/93 through 12/31/03)                      94.26
--------------------------------------------------------------------------------
Class L (12/31/93 through 12/31/03)                      95.36
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/03)                    72.44
================================================================================

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay or fund distributions on the redemption of fund shares.
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.


       4   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lehman Brothers Long Term Credit Bond Index, the Citigroup Credit Index 10+ and Lipper Corporate Debt Funds A-Rated Average+

--------------------------------------------------------------------------------

                         December 1993 -- December 2003

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

         Smith Barney
       Investment Grade    Lehman Brothers      Citigroup      Lipper Corporate
         Bond Fund --      Long Term Credit       Credit         Debt A-Rated
        Class B sares         Bond Index        Index 10+          Average
       ----------------    ----------------     ---------      ----------------
12/93       10000               10000             10000             10000
12/94        9057                9618              9433              9424
12/95       12193               11442             12074             12056
12/96       12085               13346             12315             12115
12/97       14071               14467             13973             13226
12/98       15157               15772             15245             14497
12/99       13726               14860             14363             14115
12/00       15199               16228             15664             15494
12/01       16592               18216             17744             16647
12/02       18564               20238             19553             18046
12/03       19426               22426             21671             18954

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2003. The Lehman Brothers Long Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds. The Citigroup Credit Index 10+ (formerly known as Salomon Smith Barney Credit Index 10+), is a broad-based unmanaged index of investment-grade corporate bonds with maturities of ten years or more. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds A-Rated Average is composed of the Fund's peer group of 200 mutual funds as of December 31, 2003. The performance of the Fund's other classes may be greater or less than the performance of Class B shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


       5   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Schedule of Investments                                        December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                        SECURITY                                                                   VALUE
==================================================================================================================================
CORPORATE NOTES AND BONDS -- 84.9%
Aerospace and Defense -- 2.7%
$ 6,500,000   A      The Boeing Co., Debentures, 6.875% due 10/15/43                                                  $  6,888,258
  1,000,000   A      Honeywell International, Debentures, 6.625% due 6/15/28                                             1,099,371
  4,000,000   BBB    Northrop-Grumman Corp., Debentures, 7.750% due 2/15/31                                              4,879,348
  5,000,000   BBB-   Raytheon Co., Debentures, 7.200% due 8/15/27                                                        5,483,625
  5,250,000   A      United Technologies Corp., Debentures, 7.500% due 9/15/29                                           6,448,523
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,799,125
----------------------------------------------------------------------------------------------------------------------------------
Agricultural Equipment -- 0.7%
  5,000,000   A-     Deere & Co., Debentures, 8.100% due 5/15/30                                                         6,416,890
----------------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.3%
  2,600,000   A      Southwest Airlines Co., Debentures, 7.375% due 3/1/27                                               2,870,096
----------------------------------------------------------------------------------------------------------------------------------
Automotive -- 3.0%
  6,500,000   A3*    DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27                                                6,936,956
  5,000,000   Baa1*  Ford Motor Co., Notes, 7.450% due 7/16/31                                                           5,067,425
 10,000,000   Baa1*  General Motors Corp., Sr. Debentures, 8.375% due 7/15/33                                           11,643,030
  3,750,000   BBB-   Lear Corp., Sr. Notes, Series B, 8.110% due 5/15/09                                                 4,429,688
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,077,099
----------------------------------------------------------------------------------------------------------------------------------
Banking -- 8.9%
 10,000,000   A+     Abbey National PLC, Sub. Debentures, 7.950% due 10/26/29                                           12,461,470
  4,000,000   BBB-   Astoria Financial Corp., Notes, 5.750% due 10/15/12                                                 4,073,952
  5,000,000   Aa3*   Bank of America Corp., Sub. Notes, 7.400% due 1/15/11                                               5,872,375
  6,250,000   A1*    Bank of New York Co., Inc., Sr. Sub. Notes, 3.400% due 3/15/13 (b)                                  6,131,169
  5,000,000   A1*    Bank One Corp., Sub. Notes, 6.375% due 1/30/09                                                      5,574,875
  5,750,000   A2*    BB&T Corp., Sub. Notes, 6.375% due 6/30/05 (b)                                                      6,121,864
  4,975,000   BBB    Independence Community Bank, Notes, 3.500% due 6/20/13 (b)                                          4,806,288
  5,000,000   AAA    Landesbank Baden-Wuerttemberg, Sub. Notes, 7.625% due 2/1/23                                        6,135,415
 10,000,000   Aa2*   The Royal Bank of Scotland Group plc, Sub. Notes, 5.000% due 11/12/13                              10,054,740
  5,750,000   A-     Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (c)                                         6,969,742
  5,000,000   BBB-   Sovereign Bank, Sub. Notes, 4.375% due 8/1/13 (b)                                                   5,042,540
  5,000,000   Aa2*   Wachovia Bank NA, Notes, 4.850% due 7/30/07                                                         5,395,200
  4,000,000   BBB-   Webster Bank, Sub. Notes, 5.875% due 1/15/13                                                        4,139,160
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        82,778,790
----------------------------------------------------------------------------------------------------------------------------------
Basic Materials -- 1.4%
  6,000,000   A2*    Alcoa Inc., Notes, 6.000% due 1/15/12                                                               6,531,000
  2,000,000   BBB-   Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                                                    2,445,146
  4,700,000   BBB+   Potash Corp. of Saskatchewan Inc., Notes, 4.875% due 3/1/13                                         4,601,939
----------------------------------------------------------------------------------------------------------------------------------
       --                                                                                                               13,578,085
----------------------------------------------------------------------------------------------------------------------------------
Beverages -- 3.0%
  7,058,000   A+     Anheuser Busch Cos., Inc., Debentures, 6.500% due 5/1/42                                            7,703,412
  5,950,000   A      Coca-Cola Enterprises, Inc., Debentures, 6.700% due 10/15/36                                        6,594,141
  7,125,000   A      Diageo Capital PLC, Notes, 4.850% due 5/15/18                                                       6,818,953
  6,375,000   A      The Pepsi Bottling Group, Inc., Sr. Notes, Series B, 7.000% due 3/1/29                              7,329,025
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,445,531
----------------------------------------------------------------------------------------------------------------------------------
Building/Construction -- 0.4%
  4,000,000   BBB+   Masco Corp., Notes, 6.500% due 8/15/32                                                              4,212,148
----------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 0.5%
  3,715,000   A3*    Rohm & Haas Co., Debentures, 7.850% due 7/15/29                                                     4,581,587
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       6   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                        SECURITY                                                                   VALUE
==================================================================================================================================
Consumer Sundries -- 0.6%
$ 5,000,000   AA-    The Procter & Gamble Co., Debentures, 6.450% due 1/15/26                                         $  5,472,290
----------------------------------------------------------------------------------------------------------------------------------
Drugs -- 2.7%
  3,435,000   AA     Eli Lilly & Co., Notes, 7.125% due 6/1/25                                                           4,072,533
  5,000,000   AAA    Merck & Co. Inc., Debentures, 5.950% due 12/1/28                                                    5,196,550
  6,253,000   A      Wyeth, Notes, 6.950% due 3/15/11                                                                    7,072,080
  7,500,000   AA+    Zeneca Wilmington, Inc., Debentures, 7.000% due 11/15/23                                            8,713,418
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,054,581
----------------------------------------------------------------------------------------------------------------------------------
Electric -- 5.4%
  5,750,000   A      Alabama Power Co., Sr. Notes, Series S, 5.875% due 12/1/22                                          5,878,627
  6,250,000   BBB    Appalachian Power Co., Sr. Notes, Series H, 5.950% due 5/15/33                                      6,011,881
  4,500,000   A3*    Carolina Power & Light Co., First Mortgage Bonds, 6.125% due 9/15/33                                4,641,106
  5,000,000   A-     Commonwealth Edison Co., First Mortgage Bonds, 5.875% due 2/1/33                                    5,019,350
  4,500,000   A1*    Consolidated Edison Co. of New York, Debentures, 3.850% due 6/15/13                                 4,183,240
  6,000,000   BBB+   Duke Energy Corp., Bonds, Sr. Notes, 6.450% due 10/15/32                                            6,206,034
  2,875,000   BBB-   Entergy Gulf States, Inc., First Mortgage Bonds, 6.200% due 7/1/33 (c)                              2,742,917
  7,000,000   Aa3*   Florida Power & Light Co., First Mortgage Bonds, 5.625% due 4/1/34                                  6,867,161
  8,410,000   BBB    NiSource Finance Corp., Exchange Notes, 7.625% due 11/15/05                                         9,191,928
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        50,742,244
----------------------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 1.9%
  5,000,000   A-     Dell Inc., Debentures, 7.100% due 4/15/28                                                           5,800,610
  6,075,000   A+     International Business Machines Corp., Debentures, 7.000% due 10/30/25                              7,007,385
  5,000,000   BBB    Motorola, Inc., Debentures, 6.500% due 9/1/25                                                       5,356,125
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,164,120
----------------------------------------------------------------------------------------------------------------------------------
Finance -- 13.8%
  6,552,000   A2*    Amvescap PLC, Sr. Notes, 6.600% due 5/15/05                                                         6,938,869
  6,325,000   A+     American Express Co., Notes, 4.875% due 7/15/13                                                     6,350,313
  7,000,000   A      CIT Group, Inc., Sr. Notes, 4.750% due 12/15/10                                                     7,054,145
  7,090,000   A      Countrywide Home Loans, Inc., Medium-Term Notes, Series K, 5.625% due 5/15/07                       7,660,227
  6,000,000   Aa3*   Credit Suisse First Boston USA Inc., Notes, 6.125% due 11/15/11                                     6,542,652
  5,000,000   A3*    Ford Motor Credit Co., Notes, 7.375% due 10/28/09                                                   5,497,340
  9,300,000   AAA    General Electric Capital Corp., Notes, 3.500% due 5/1/08                                            9,318,712
  5,000,000   Aa3*   Goldman Sachs Group, Inc., Notes, 7.350% due 10/1/09                                                5,838,330
  7,000,000   A1*    Household Finance Corp., Notes, 4.750% due 7/15/13                                                  6,821,024
  7,000,000   AA-    International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09                  7,060,865
  7,000,000   A+     J.P. Morgan Chase & Co., Sr. Notes, 5.350% due 3/1/07                                               7,497,518
  5,000,000   A1*    Lehman Brothers Holdings, Inc., Sr. Notes, 8.800% due 3/1/15                                        6,345,435
  5,000,000   BBB    MBNA Corp., Sr. Medium-Term Notes, 6.250% due 1/17/07                                               5,447,240
  5,000,000   Aa3*   Merrill Lynch & Co., Inc., Notes, 6.750% due 6/1/28                                                 5,504,820
  5,000,000   Aa3*   Morgan Stanley, Notes, 7.250% due 4/1/32                                                            5,879,275
  5,000,000   Baa1*  PEMEX Project, Notes, 9.125% due 10/13/10                                                           5,962,500
  6,800,000   A      SLM Corp., Medium-Term Notes, Series A, 5.625% due 8/1/33                                           6,473,355
  4,530,000   AA-    State Street Corp., Notes, 7.350% due 6/15/26                                                       5,371,561
  5,111,000   AA-    Washington Mutual Financial Corp., Sr. Notes, 6.875% due 5/15/11                                    5,876,464
  5,000,000   BBB    WMC Finance USA Ltd., Notes, 5.125% due 5/15/13                                                     4,938,290
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       128,378,935
----------------------------------------------------------------------------------------------------------------------------------
Food Chains -- 0.7%
  6,150,000   A      McDonald's Corp., Debentures, 6.375% due 1/8/28                                                     6,526,583
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       7   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                        SECURITY                                                                   VALUE
==================================================================================================================================
Foods -- 6.7%
$ 1,275,000   A+     Archer-Daniels-Midland Co., Debentures, 6.625% due 5/1/29                                        $  1,401,846
  5,700,000   A      Campbell Soup Co., Debentures, 8.875% due 5/1/21                                                    7,670,849
  5,000,000   BBB+   ConAgra Foods, Inc., Sr. Notes, 6.700% due 8/1/27                                                   5,646,020
  5,000,000   BBB+   General Mills Inc., Notes, 6.000% due 2/15/12                                                       5,355,455
  5,000,000   BBB    Kellogg Co., Debentures, Series B, 7.450% due 4/1/31                                                5,924,345
  8,525,000   A3*    Kraft Foods Inc., Notes, 5.250% due 10/1/13                                                         8,618,127
                     Safeway Inc., Notes:
  1,750,000   BBB           4.800% due 7/16/07                                                                           1,817,849
  5,000,000   BBB           5.800% due 8/15/12                                                                           5,178,565
  5,000,000   A+     Sara Lee Corp., Notes, 6.250% due 9/15/11                                                           5,560,620
  5,000,000   AA-    Sysco Corp., Notes, 4.750% due 7/30/05                                                              5,224,920
  5,000,000   BBB    Tyson Foods Inc., Notes, 7.000% due 1/15/28                                                         4,979,705
  5,000,000   A+     Unilever Capital Corp., Sr. Notes, 5.900% due 11/15/32                                              5,032,820
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        62,411,121
----------------------------------------------------------------------------------------------------------------------------------
Forestry Products -- 1.1%
  4,490,000   BBB-   Domtar Inc., Notes, 5.375% due 12/1/13                                                              4,453,065
  5,000,000   BBB    Willamette Industries, Inc., Debentures, 7.350% due 7/1/26                                          5,643,195
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,096,260
----------------------------------------------------------------------------------------------------------------------------------
Insurance -- 4.1%
  8,000,000   AAA    AIG SunAmerica Global Financing X, Bonds, 6.900% due 3/15/32 (c)                                    9,146,280
  5,000,000   AA     Allstate Financial Global Funding, Notes, 5.250% due 2/1/07 (c)                                     5,378,230
                     MetLife, Inc., Sr. Notes:
  1,000,000   A             6.125% due 12/1/11                                                                           1,092,319
  7,000,000   A             5.000% due 11/24/13                                                                          6,964,034
  1,500,000   AA     Principal Life Global Funding, Bonds, 6.125% due 10/15/33 (c)                                       1,506,408
  5,000,000   A+     Progressive Corp., Sr. Notes, 6.625% due 3/1/29                                                     5,440,360
  7,567,000   A-     Wellpoint Health Networks Inc., Notes, 6.375% due 1/15/12                                           8,344,971
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        37,872,602
----------------------------------------------------------------------------------------------------------------------------------
Manufacturing -- 2.6%
  5,000,000   AA-    Illinois Tool Works Inc., Notes, 5.750% due 3/1/09                                                  5,520,195
  5,850,000   A+     Nucor Corp., Sr. Notes, 4.875% due 10/1/12                                                          5,895,127
  5,000,000   A      PPG Industries, Inc., Debentures, 9.000% due 5/1/21                                                 6,436,250
  5,000,000   BBB+   USX Corp., Debentures, 9.125% due 1/15/13                                                           6,426,430
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,278,002
----------------------------------------------------------------------------------------------------------------------------------
Multimedia -- 4.7%
  4,675,000   BBB-   Clear Channel Communications, Inc., Sr. Notes, 5.000% due 3/15/12                                   4,701,199
  4,000,000   BBB    Comcast Corp., Notes, 7.050% due 3/15/33                                                            4,368,192
  3,861,000   BBB    Cox Communications Inc., Notes, 7.750% due 11/1/10                                                  4,605,714
  5,000,000   BBB-   News America Holdings Inc., Sr. Debentures, 8.500% due 2/23/25                                      6,273,235
  5,000,000   BBB+   Time Warner Cos., Inc., Sr. Debentures, 7.570% due 2/1/24                                           5,672,745
                     Viacom Inc.:
  5,000,000   A-            Debentures, 8.625% due 8/1/12                                                                6,209,015
  5,825,000   A-            Sr. Notes, 7.700% due 7/30/10                                                                6,971,273
  4,275,000   BBB+   The Walt Disney Co., Medium-Term Notes, Series B, 6.200% due 6/20/14                                4,604,248
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        43,405,621
----------------------------------------------------------------------------------------------------------------------------------
Oil and Gas -- 6.0%
  5,000,000   BBB    Amerada Hess Corp., Notes, 7.125% due 3/15/33                                                       5,092,275
  5,000,000   BBB+   Anadarko Petroleum Corp., Notes, 3.250% due 5/1/08                                                  4,914,750
  4,150,000   BBB+   Burlington Resources Finance Co., Notes, 6.500% due 12/1/11                                         4,642,049

                       See Notes to Financial Statements.


       8   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                        SECURITY                                                                   VALUE
==================================================================================================================================
Oil and Gas -- 6.0% (continued)
$ 6,000,000   A-     Conoco Inc., Sr. Notes, 6.950% due 4/15/29                                                       $  6,825,762
  4,925,000   A3*    Consolidated Natural Gas Co., Debentures, 6.800% due 12/15/27                                       5,353,687
  5,000,000   BBB    Devon Energy Corp., Debentures, 7.950% due 4/15/32                                                  6,047,750
  4,000,000   BBB    Nexen Inc., Notes, 5.050% due 11/20/13                                                              3,952,968
  6,000,000   A      Norsk Hydro A/S, Debentures, 6.800% due 1/15/28                                                     6,695,370
  6,350,000   A2*    TransCanada PipeLines Ltd., Medium-Term Notes, 7.700% due 6/15/29                                   7,775,854
  5,000,000   BBB    Valero Energy Corp., Notes, 4.750% due 6/15/13                                                      4,746,860
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        56,047,325
----------------------------------------------------------------------------------------------------------------------------------
Publishing -- 0.7%
  5,900,000   A      Knight-Ridder Inc., Debentures, 6.875% due 3/15/29                                                  6,602,944
----------------------------------------------------------------------------------------------------------------------------------
Real Estate -- 0.8%
  2,370,000   BBB    Boston Properties Inc., Sr. Notes, 6.250% due 1/15/13                                               2,547,525
  4,150,000   BBB+   EOP Operating L.P., Notes, 7.500% due 4/19/29                                                       4,658,383
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,205,908
----------------------------------------------------------------------------------------------------------------------------------
Retail -- 2.8%
  3,750,000   BBB    Kroger Co., Sr. Notes, 6.750% due 4/15/12                                                           4,161,746
  4,305,000   BBB+   Limited Inc., Debentures, 6.950% due 3/1/33                                                         4,697,276
  6,300,000   A      Lowe's Cos., Inc., Debentures, 6.875 due 2/15/28                                                    7,123,977
  4,275,000   A+     Target Corp., Sr. Debentures, 7.000% due 7/15/31                                                    4,862,736
  4,500,000   AA     Wal-Mart Stores, Inc., Notes, 7.550% due 2/15/30                                                    5,555,705
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        26,401,440
----------------------------------------------------------------------------------------------------------------------------------
Retirement/Aged Care -- 0.6%
  5,000,000   AA     AARP, Bonds, 7.500% due 5/1/31 (c)                                                                  5,846,300
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 2.7%
  5,956,000   A+     Ameritech Capital Funding, Debentures, 6.450% due 1/15/18                                           6,456,310
  7,000,000   Aa3*   BellSouth Telecommunications, Inc., Debentures, 5.850% due 11/15/45                                 6,583,479
  5,000,000   BBB-   Sprint Capital Corp., Notes, 6.900% due 5/1/19                                                      5,122,190
  6,000,000   Aa3*   Verizon New England Inc., Sr. Notes, 6.500% due 9/15/11                                             6,623,484
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,785,463
----------------------------------------------------------------------------------------------------------------------------------
Transportation -- 4.4%
  6,000,000   BBB+   Burlington Northern Santa Fe Corp., Sr. Notes, 5.900% due 7/1/12                                    6,431,814
  5,000,000   BBB    CSX Corp., Notes, 6.250% due 10/15/08                                                               5,485,375
  7,453,566   A1*    Federal Express Corp., Pass-Through Certificates, Series 981, Class B, 6.845% due 1/15/19           8,234,215
  5,000,000   Baa1*  Norfolk Southern Corp., Sr. Notes, 7.250% due 2/15/31                                               5,680,010
                     Union Pacific Corp.:
  4,000,000   BBB        Debentures, 7.125% due 2/1/28                                                                   4,528,824
  4,000,000   Aa3*       Pass-Through Certificates, 4.698% due 1/2/24                                                    3,854,060
  5,000,000   AAA    United Parcel Service, Inc. Debentures, Series B, 8.375% due 4/1/20                                 6,463,150
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        40,677,448
----------------------------------------------------------------------------------------------------------------------------------
Wireless Communications -- 1.7%
  4,000,000   BBB    AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31                                           4,952,772
  5,000,000   A+     Cingular Wireless LLC, Sr. Notes, 7.125% due 12/15/31                                               5,410,210
  5,000,000   A      Vodafone Group plc, Notes, 6.250% due 11/30/32                                                      5,120,180
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,483,162
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE NOTES AND BONDS
                     (Cost -- $754,135,910)                                                                            791,211,700
==================================================================================================================================

                       See Notes to Financial Statements.


       9   Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                        SECURITY                                                                   VALUE
==================================================================================================================================
ASSET-BACKED SECURITIES -- 2.6%
$ 5,250,000   AAA    Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23      $  5,348,501
 17,700,000   AAA    Capital One Master Trust, Series 2001-8A, Class A, 4.600% due 8/17/09                              18,589,308
==================================================================================================================================
                     TOTAL ASSET-BACKED SECURITIES
                     (Cost -- $23,667,386)                                                                              23,937,809
==================================================================================================================================
U.S. GOVERNMENT SECTOR -- 7.9%

U.S. Treasury Obligations -- 2.8%
 20,000,000          U.S. Treasury Notes, 4.375% due 8/15/12                                                            20,403,140
  5,000,000          U.S. Treasury Bonds, 5.375% due 2/15/31                                                             5,215,825
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,618,965
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 5.1%
 35,000,000          Fannie Mae, Benchmark Notes, 6.625% due 11/15/30                                                   39,924,010
    275,407          Federal National Mortgage Association (FNMA), 6.500% due 9/1/28 - 1/1/29                              288,360
  7,177,364          Government National Mortgage Association (GNMA), 6.500% due 3/15/28 - 3/15/29                       7,578,427
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        47,790,797
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT SECTOR
                     (Cost -- $69,456,463)                                                                              73,409,762
==================================================================================================================================
SOVEREIGN DEBT -- 4.1%
Canada -- 2.7%
  5,600,000   A-     Province of Nova Scotia, Debentures, 7.250% due 7/27/13                                             6,711,645
                     Province of Quebec, Debentures:
  5,000,000   A+            7.500% due 7/15/23                                                                           6,152,005
  5,000,000   A+            7.500% due 9/15/29                                                                           6,251,705
  5,000,000   Aa3*   Province of Saskatchewan, Debentures, 8.000% due 2/1/13                                             6,213,895
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,329,250
----------------------------------------------------------------------------------------------------------------------------------
Italy -- 0.8%
  7,500,000   Aa1*   Region of Lombardy, Notes, 5.804% due 10/25/32                                                      7,714,650
----------------------------------------------------------------------------------------------------------------------------------
Supranational -- 0.6%
  4,725,000   A      Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12                                            5,252,664
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL SOVEREIGN DEBT
                     (Cost -- $35,677,983)                                                                              38,296,564
==================================================================================================================================
REPURCHASE AGREEMENT -- 0.5%
  4,681,000          Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at maturity -- $4,681,213;
                       (Fully collateralized by U.S. Treasury Notes and Bonds, 6.125% to 8.125%
                       due 8/15/07 to 2/15/23; Market value -- $4,774,633) (Cost -- $4,681,000)                          4,681,000
==================================================================================================================================
                     TOTAL INVESTMENTS -- 100.0%
                     (Cost -- $887,618,742**)                                                                         $931,536,835
==================================================================================================================================

(a) All ratings are by Standard & Poor's Rating Services, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b)   Variable rate security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**    Aggregate cost for Federal income tax purposes is $890,550,904.

      See page 11 for definitions of ratings.

                       See Notes to Financial Statements.


       10  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


       11  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Statement of Assets and Liabilities                            December 31, 2003
================================================================================

ASSETS:
     Investments, at value (Cost -- $887,618,742)                        $ 931,536,835
     Cash                                                                           91
     Interest receivable                                                    14,371,924
     Receivable for Fund shares sold                                         7,674,513
     Prepaid expenses                                                           15,014
---------------------------------------------------------------------------------------
     Total Assets                                                          953,598,377
---------------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares reacquired                                      1,322,424
     Investment advisory fee payable                                           347,710
     Administration fee payable                                                152,051
     Distribution plan fees payable                                            106,926
     Accrued expenses                                                          228,224
---------------------------------------------------------------------------------------
     Total Liabilities                                                       2,157,335
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 951,441,042
=======================================================================================
NET ASSETS:
     Par value of capital shares                                         $      73,715
     Capital paid in excess of par value                                   902,778,426
     Overdistributed net investment income                                  (1,743,415)
     Accumulated net realized gain from investment transactions              6,414,223
     Net unrealized appreciation of investments                             43,918,093
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 951,441,042
=======================================================================================

Shares Outstanding:
     Class A                                                                32,525,255
     ----------------------------------------------------------------------------------
     Class B                                                                16,104,566
     ----------------------------------------------------------------------------------
     Class L                                                                 4,219,080
     ----------------------------------------------------------------------------------
     Class Y                                                                20,866,082
     ----------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $       12.92
     ----------------------------------------------------------------------------------
     Class B *                                                           $       12.89
     ----------------------------------------------------------------------------------
     Class L *                                                           $       12.87
     ----------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $       12.91
     ----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)   $       13.53
     ----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       13.00
=======================================================================================

* Redemption price is NAV of Class B and L shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                       See Notes to Financial Statements.


       12  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Statement of Operations                     For the Year Ended December 31, 2003
================================================================================

INVESTMENT INCOME:
     Interest                                                                         $  50,340,293
----------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fee (Note 2)                                                     4,013,709
     Distribution plan fees (Note 5)                                                      3,123,422
     Administration fee (Note 2)                                                          1,755,875
     Shareholder servicing fees (Note 5)                                                    816,216
     Shareholder communications (Note 5)                                                     79,548
     Custody                                                                                 58,821
     Directors' fees                                                                         44,385
     Audit and legal                                                                         34,705
     Registration fees                                                                        7,597
     Other                                                                                   10,280
----------------------------------------------------------------------------------------------------
     Total Expenses                                                                       9,944,558
----------------------------------------------------------------------------------------------------
Net Investment Income                                                                    40,395,735
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Investment Transactions (excluding short-term investments):
       Proceeds from sales                                                              476,910,995
       Cost of securities sold                                                          442,437,094
----------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                   34,473,901
----------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of year                                                                 74,247,000
       End of year                                                                       43,918,093
----------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                                            (30,328,907)
----------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                   4,144,994
----------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                $  44,540,729
====================================================================================================

                       See Notes to Financial Statements.


       13  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                          2003             2002
=====================================================================================================
OPERATIONS:
     Net investment income                                            $  40,395,735    $  35,934,113
     Net realized gain (loss)                                            34,473,901       (8,364,307)
     Increase (decrease) in net unrealized appreciation                 (30,328,907)      59,763,740
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              44,540,729       87,333,546
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
     Net investment income                                              (42,122,063)     (37,207,660)
     Net realized gains                                                  (1,642,342)              --
     Capital                                                                     --       (1,537,830)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (43,764,405)     (38,745,490)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                   349,381,122      321,780,013
     Net asset value of shares issued for reinvestment of dividends      25,499,084       21,799,825
     Cost of shares reacquired                                         (267,444,138)    (186,409,575)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                107,436,068      157,170,263
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  108,212,392      205,758,319

NET ASSETS:
     Beginning of year                                                  843,228,650      637,470,331
-----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 951,441,042    $ 843,228,650
=====================================================================================================
* Includes overdistributed net investment income of:                  $  (1,743,415)   $  (1,179,535)
=====================================================================================================

                       See Notes to Financial Statements.


       14  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Smith Barney Investment Grade Bond Fund ("Fund"), a separate investment fund of Smith Barney Investment Funds Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and eight other separate investment funds: Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Multiple Discipline Funds -- Large Cap Growth and Value Fund (formerly known as Smith Barney Premier Selections Large Cap Fund), Smith Barney Multiple Discipline Funds -- All Cap Growth and Value Fund (formerly known as Smith Barney Premier Selections All Cap Growth Fund) and Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund (formerly known as Smith Barney Premier Selections Global Growth Fund). The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (i) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund's average daily net assets up to $500 million and 0.42% of the Fund's average daily net assets thereafter. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million and 0.18% of the Fund's average daily net assets thereafter. This fee is calculated daily and paid monthly.


       15  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended December 31, 2003, the Fund paid transfer agent fees of $351,009 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2003, CGM and its affiliates received sales charges of approximately $1,625,000 and $225,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to CGM and its affiliates were approximately:

                                     Class A           Class B           Class L
================================================================================
CDSCs                                 $2,000          $580,000           $14,000
================================================================================

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                           $613,570,311
--------------------------------------------------------------------------------
Sales                                                                476,910,995
================================================================================

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 51,519,584
Gross unrealized depreciation                                       (10,533,653)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 40,985,931
================================================================================

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


       16  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended December 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:
                                          Class A        Class B        Class L
================================================================================
Rule 12b-1 Distribution Plan Fees      $1,039,327     $1,664,890        $419,205
================================================================================

For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                                   Class A      Class B     Class L     Class Y
================================================================================
Shareholder Servicing Fees        $514,440     $252,025     $49,409      $342
================================================================================

For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                     Class A     Class B    Class L     Class Y
================================================================================
Shareholder Communication Expenses   $35,104     $36,913     $7,283      $248
================================================================================

6. Distributions Paid to Shareholders by Class

                                           Year Ended              Year Ended
                                       December 31, 2003       December 31, 2002
================================================================================
Class A
Net investment income                     $19,212,224             $17,108,612
Net realized gains                            731,262                      --
Capital                                            --                 699,241
--------------------------------------------------------------------------------
Total                                     $19,943,486             $17,807,853
================================================================================
Class B
Net investment income                     $ 9,209,024             $ 8,545,132
Net realized gains                            363,854                      --
Capital                                            --                 384,905
--------------------------------------------------------------------------------
Total                                     $ 9,572,878             $ 8,930,037
================================================================================
Class L
Net investment income                     $ 2,485,535             $ 2,311,383
Net realized gains                             94,620                      --
Capital                                            --                 102,193
--------------------------------------------------------------------------------
Total                                     $ 2,580,155             $ 2,413,576
================================================================================
Class Y
Net investment income                     $11,215,280             $ 9,242,533
Net realized gains                            452,606                      --
Capital                                            --                 351,491
--------------------------------------------------------------------------------
Total                                     $11,667,886             $ 9,594,024
================================================================================


       17  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Capital Shares

At December 31, 2003, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                             Year Ended                            Year Ended
                                          December 31, 2003                     December 31, 2002
                                   -------------------------------       -------------------------------
                                      Shares            Amount             Shares              Amount
========================================================================================================
Class A
Shares sold                        11,051,132       $ 143,605,947        10,349,458        $127,238,156
Shares issued on reinvestment       1,257,495          16,352,332         1,137,455          13,942,457
Shares reacquired                  (9,549,007)       (123,662,971)       (5,513,199)        (67,758,278)
--------------------------------------------------------------------------------------------------------
Net Increase                        2,759,620       $  36,295,308         5,973,714        $ 73,422,335
========================================================================================================
Class B
Shares sold                         5,453,250       $  70,851,471         7,078,315        $ 86,876,715
Shares issued on reinvestment         555,999           7,218,512           510,873           6,251,944
Shares reacquired                  (6,335,181)        (81,797,129)       (4,533,304)        (55,448,620)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (325,932)      $  (3,727,146)        3,055,884        $ 37,680,039
========================================================================================================
Class L
Shares sold                         2,630,357       $  34,651,279         3,085,676        $ 38,237,146
Shares issued on reinvestment         140,107           1,816,581           131,387           1,605,424
Shares reacquired                  (4,004,633)        (52,309,840)       (1,010,298)        (12,408,613)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (1,234,169)      $ (15,841,980)        2,206,765        $ 27,433,957
========================================================================================================
Class Y
Shares sold                         7,755,527       $ 100,272,425         5,699,931        $ 69,427,996
Shares issued on reinvestment           8,490             111,659                --                  --
Shares reacquired                    (759,980)         (9,674,198)       (4,134,373)        (50,794,064)
--------------------------------------------------------------------------------------------------------
Net Increase                        7,004,037       $  90,709,886         1,565,558        $ 18,633,932
========================================================================================================

8. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                     2003               2002
================================================================================
Undistributed ordinary income                     $  711,830                 --
--------------------------------------------------------------------------------
Accumulated capital gain (loss)                    6,891,140       $(25,254,888)
--------------------------------------------------------------------------------
Unrealized appreciation                           40,985,931         73,072,991
================================================================================

At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals and the treatment of accretion of discounts and amortization of premiums.

At December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to the treatment of accretion of discounts and amortization of premiums.


       18  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

The tax character of distributions paid during the years ended December 31 were:

                                                     2003               2002
================================================================================
Ordinary income                                  $42,122,063        $37,207,660
Long-term capital gains                            1,642,342                 --
Capital                                                   --          1,537,830
--------------------------------------------------------------------------------
Total                                            $43,764,405        $38,745,490
================================================================================

9. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

10. Subsequent Event

Effective February 2, 2004, the 1.00% initial sales charge on Class L shares will no longer be imposed.


       19  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                  2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
=====================================================================================================================
Net Asset Value, Beginning of Year             $  12.88       $  12.10       $  11.73       $  11.22       $  13.12
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.58           0.62           0.74           0.73           0.72
  Net realized and unrealized gain (loss)(2)       0.08           0.83           0.37           0.50          (1.88)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.66           1.45           1.11           1.23          (1.16)
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.60)         (0.64)         (0.74)         (0.72)         (0.73)
  Net realized gains                              (0.02)            --             --             --             --
  Capital                                            --          (0.03)            --             --          (0.01)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.62)         (0.67)         (0.74)         (0.72)         (0.74)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.92       $  12.88       $  12.10       $  11.73       $  11.22
---------------------------------------------------------------------------------------------------------------------
Total Return                                       5.22%         12.43%          9.70%         11.36%         (9.09)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    420       $    384       $    288       $    218       $    211
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.03%          1.03%          1.00%          1.03%          1.03%
  Net investment income(2)                         4.45           5.06           6.10           6.44           5.94
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              53%            52%            39%            77%           147%
=====================================================================================================================

Class B Shares                                  2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
=====================================================================================================================
Net Asset Value, Beginning of Year             $  12.86       $  12.08       $  11.71       $  11.21       $  13.09
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.51           0.56           0.67           0.66           0.66
  Net realized and unrealized gain (loss)(2)       0.08           0.83           0.38           0.50          (1.87)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.59           1.39           1.05           1.16          (1.21)
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.54)         (0.58)         (0.68)         (0.66)         (0.66)
  Net realized gains                              (0.02)            --             --             --             --
  Capital                                            --          (0.03)            --             --          (0.01)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.56)         (0.61)         (0.68)         (0.66)         (0.67)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.89       $  12.86       $  12.08       $  11.71       $  11.21
---------------------------------------------------------------------------------------------------------------------
Total Return                                       4.65%         11.88%          9.17%         10.73%         (9.44)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    208       $    211       $    161       $    151       $    192
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.52%          1.54%          1.51%          1.54%          1.52%
  Net investment income(2)                         3.94           4.56           5.59           5.93           5.44
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              53%            52%            39%            77%           147%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class A shares would have been $0.75, $0.36 and 6.15%, respectively. In addition, for Class B shares, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.68, $0.37 and 5.65%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


       20  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                  2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
=====================================================================================================================
Net Asset Value, Beginning of Year             $  12.83       $  12.06       $  11.69       $  11.19       $  13.07
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.52           0.56           0.68           0.67           0.67
  Net realized and unrealized gain (loss)(2)       0.08           0.83           0.38           0.50          (1.88)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.60           1.39           1.06           1.17          (1.21)
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.54)         (0.59)         (0.69)         (0.67)         (0.66)
  Net realized gains                              (0.02)            --             --             --             --
  Capital                                            --          (0.03)            --             --          (0.01)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.56)         (0.62)         (0.69)         (0.67)         (0.67)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.87       $  12.83       $  12.06       $  11.69       $  11.19
---------------------------------------------------------------------------------------------------------------------
Total Return                                       4.80%         11.91%          9.28%         10.81%         (9.44)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $     54       $     70       $     39       $     20       $     19
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.44%          1.47%          1.41%          1.47%          1.46%
  Net investment income(2)                         4.02           4.61           5.60           6.00           5.52
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              53%            52%            39%            77%           147%
=====================================================================================================================

Class Y Shares                                  2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
=====================================================================================================================
Net Asset Value, Beginning of Year             $  12.87       $  12.09       $  11.72       $  11.22       $  13.11
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.63           0.67           0.78           0.77           0.76
  Net realized and unrealized gain (loss)(2)       0.08           0.82           0.37           0.49          (1.87)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.71           1.49           1.15           1.26          (1.11)
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.65)         (0.68)         (0.78)         (0.76)         (0.77)
  Net realized gains                              (0.02)            --             --             --             --
  Capital                                            --          (0.03)            --             --          (0.01)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.67)         (0.71)         (0.78)         (0.76)         (0.78)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.91       $  12.87       $  12.09       $  11.72       $  11.22
---------------------------------------------------------------------------------------------------------------------
Total Return                                       5.62%         12.84%         10.07%         11.66%         (8.68)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    269       $    178       $    149       $    135       $    109
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.64%          0.67%          0.68%          0.69%          0.68%
  Net investment income(2)                         4.84           5.44           6.43           6.78           6.31
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              53%            52%            39%            77%           147%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class L shares would have been $0.69, $0.37 and 5.65%, respectively. For Class Y shares, ratio of net investment income to average net assets would have been 6.49%. In addition, for Class Y shares, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


       21  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. ("Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP


New York, New York
February 13, 2004


       22  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney Investment Grade Bond Fund ("Fund") are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. ("Company"). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                    Number of
                                                  Term of                                          Portfolios          Other
                                                Office* and           Principal                    in the Fund         Board
                                  Position(s)    Length of           Occupation(s)                   Complex        Memberships
                                   Held with        Time              During Past                   Overseen           Held by
Name, Address and Age                Fund          Served             Five Years                   by Director        Director
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Paul Ades                         Director          Since     Law Firm of Paul R. Ades, PLLC           15                None
Paul R. Ades, PLLC                                  1994      (April 2000 to present); Partner
181 West Main Street, Suite C                                 in Law Firm of Murov & Ades, Esq.
Babylon, NY 11702                                             (from November 1970 to March 2000)
Age 63

Herbert Barg**                    Director          Since     Retired                                  42                None
1460 Drayton Lane                                   1994
Wynewood, PA 19096
Age 80

Dwight B. Crane                   Director          Since     Professor, Harvard Business School       49                None
Harvard Business School                             1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard                  Director          Since     President of Avatar International,       15                None
87 Whittredge Road                                  1993      Inc. (business development)
Summit, NJ 07901                                              (since 1998) Vice Presdient of
Age 66                                                        S&S Industries (chemical
                                                              distribution) (from 1995 to 1998)

Jerome H. Miller                  Director          Since     Retired                                  15                None
c/o R. Jay Gerken                                   1998
Citigroup Asset Management
("CAM")
399 Park Avenue, 4th Floor
New York, NY 10022
Age 65

Ken Miller                        Director          Since     President of Young Stuff Apparel         15                None
Young Stuff Apparel Group, Inc.                     1994      Group Inc. (since 1963)
930 Fifth Avenue
Suite 610
New York, NY 10021
Age 62


       23  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                  Term of                                          Portfolios          Other
                                                Office* and           Principal                    in the Fund         Board
                                  Position(s)    Length of           Occupation(s)                   Complex        Memberships
                                   Held with        Time              During Past                   Overseen           Held by
Name, Address and Age                Fund          Served             Five Years                   by Director        Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken***                  Chairman,         Since     Managing Director of Citigroup           221               None
CAM                               President         2002      Global Markets Inc. ("CGM");
399 Park Avenue, 4th Floor        and Chief                   Chairman, President and Chief
New York, NY 10022                Executive                   Executive Officer of Smith Barney
Age 52                            Officer                     Fund Management LLC ("SBFM"),
                                                              Travelers Investment Adviser, Inc.
                                                              ("TIA") and Citi Fund Management
                                                              Inc. ("CFM"); President and Chief
                                                              Executive Officer of certain
                                                              mutual funds associated with
                                                              Citigroup Inc. ("Citigroup");
                                                              Formerly Portfolio Manager of
                                                              Smith Barney Allocation Series
                                                              Inc. (from 1996 to 2001) and Smith
                                                              Barney Growth and Income Fund
                                                              (from 1996 to 2000)

Officers:

Andrew B. Shoup                   Senior Vice       Since     Director of CAM; Senior Vice             N/A               N/A
CAM                               President         2003      President and Chief Administrative
125 Broad Street, 11th Floor      and Chief                   Officer of mutual funds associated
New York, NY 10004                Administrative              with Citigroup; Treasurer of
Age 47                            Officer                     certain mutual funds associated
                                                              with Citigroup; Head of
                                                              International Funds Administration
                                                              of CAM (from 2001 to 2003);
                                                              Director of Global Funds
                                                              Administration of CAM (from 2000
                                                              to 2001); Head of U.S. Citibank
                                                              Funds Administration of CAM (from
                                                              1998 to 2000)

Richard L. Peteka                 Chief Financial   Since     Director of CGM; Chief Financial         N/A               N/A
CAM                               Officer and       2002      Officer and Treasurer of certain
125 Broad Street, 11th Floor      Treasurer                   mutual funds affiliated with
New York, NY 10004                                            Citigroup; Director and Head of
Age 42                                                        Internal Control for CAM U.S.
                                                              Mutual Fund Administration (from
                                                              1999 to 2002); Vice President,
                                                              Head of Mutual Fund Administration
                                                              and Treasurer at Oppenheimer
                                                              Capital (from 1996 to 1999)

David Torchia                     Vice President    Since     Managing Director of CGM                 N/A               N/A
CAM                               and Investment    2002
399 Park Avenue                   Officer
New York, NY 10022
Age 43

Gerald J. Culmone                 Vice President    Since     Director of CGM                          N/A               N/A
CAM                               and Investment    2002
399 Park Avenue                   Officer
New York, NY 10022
Age 39


       24  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                  Term of                                          Portfolios          Other
                                                Office* and           Principal                    in the Fund         Board
                                  Position(s)    Length of           Occupation(s)                   Complex        Memberships
                                   Held with        Time              During Past                   Overseen           Held by
Name, Address and Age                Fund          Served             Five Years                   by Director        Director
------------------------------------------------------------------------------------------------------------------------------------
Andrew Beagley                    Chief             Since     Director of CGM (since 2000);            N/A               N/A
CAM                               Anti-Money        2002      Director of Compliance, North
399 Park Avenue, 4th Floor        Laundering                  America, CAM (since 2000); Chief
New York, NY 10022                Compliance                  Anti-Money Laundering Compliance
Age 40                            Officer                     Officer and Vice President of
                                                              certain mutual funds associated
                                                              with Citigroup; Director of
                                                              Compliance, Europe, the Middle
                                                              East and Africa, CAM (from 1999 to
                                                              2000); Compliance Officer, Salomon
                                                              Brothers Asset Management Limited,
                                                              Smith Barney Global Capital
                                                              Management Inc., Salomon Brothers
                                                              Asset Management Asia pacific
                                                              Limited (from 1997 to 1999)

Kaprel Ozsolak                    Controller        Since     Vice President of CGM; Controller        N/A               N/A
CAM                                                 2002      of certain mutual funds
125 Broad Street, 11th Floor                                  associated with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel                 Secretary and     Since     Managing Director and General            N/A               N/A
CAM                               Chief Legal       2003      Counsel of Global Mutual Funds for
300 First Stamford Place          Officer                     CAM and its predecessor (since
4th Floor                                                     1994); Secretary of CFM; Secretary
Stamford, CT 06902                                            and Chief Legal Officer of mutual
Age 48                                                        funds associated with Citigroup

------------
* Each Director and officer serves until his or her respective successor had been duly elected and qualified.
**    Mr. Barg became Director Emeritus on December 31, 2003.
*** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


       25  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2003:

      o     Total long-term capital gain distributions paid of $1,642,342.

      o A total of 5.86% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


       26  Smith Barney Investment Grade Bond Fund | 2003 Annual Report

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
  SMITH BARNEY
INVESTMENT GRADE
   BOND FUND
--------------------------------------------------------------------------------

DIRECTORS

Paul R. Ades
Herbert Barg*
Dwight B. Crane
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Jerome Miller
Ken Miller

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

David A. Torchia
Vice President and
Investment Officer

Gerald J. Culmone
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering
Compliance Officer

OFFICERS (continued)

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662

*     Mr. Barg became Director Emeritus on December 31, 2003.

Smith Barney Investment Funds Inc.
================================================================================

Smith Barney Investment Grade Bond Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INVESTMENT
GRADE BOND FUND

Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarneymutualfunds.com

(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC


FD00317 2/04                                                             04-6085

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Paul Ades, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Dwight Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees for Smith Barney Investment Funds Inc. of $55,000 and $78,000 for the years ended 12/31/03 and 12/31/02.

      (b) Audit-Related Fees for Smith Barney Investment Funds Inc. of $0 and $0 for the years ended 12/31/03 and 12/31/02.

      (c) Tax Fees for Smith Barney Investment Funds Inc. of $4,700 and $4,500 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Funds Inc.

      (d) There were no all other fees for Smith Barney Investment Funds Inc. for the years ended 12/31/03 and 12/31/02.

      (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

            The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
            (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

            Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

            (2)

      (f)   N/A

      (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

      (h) Yes. The Smith Barney Investment Funds Inc. Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Investment Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Investment Funds Inc.


Date: March 8, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Investment Funds Inc.


Date: March 8, 2004


By:   /s/ Richard L. Peteka
      Richard L. Peteka
      Chief Financial Officer of
      Smith Barney Investment Funds Inc.

Date: March 8, 2004